UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2007
_______________________

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

-	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS.

Adoption of the SYSCO Corporation 2007 Stock Incentive Plan

On November 9, 2007, the stockholders of SYSCO Corporation ("SYSCO" or the “Company”) approved the SYSCO Corporation 2007 Stock Incentive Plan (the "Plan"), which was submitted to the stockholders for approval at SYSCO's 2007 Annual Meeting of Stockholders.

Key features of the Plan include the following:

•	The Plan replaces SYSCO's 2004 Stock Option Plan.

•	The Plan is currently administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors, which is comprised solely of independent, non-employee directors.

•	All employees of SYSCO and its subsidiaries selected by the Committee are eligible to participate in the Plan.

•
The award types available for grant under the Plan are Stock Options (“Options”), Restricted Stock, Restricted Stock Units, other Stock-Based Awards, Stock Appreciation Rights (“SARs”) and dividend equivalent payments, which may only be granted with respect to Restricted Stock Units.

•	Options may be issued as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or as non-qualified stock options.

•
It is a seven-year plan with a 30.0 million share authorization, of which 25.0 million are authorized to be issued as options or SARs and, except as provided below, up to 5.0 million are authorized to be issued as other types of awards, including restricted stock; provided, however, that to the extent that more than 5.0 million shares are issued pursuant to such other awards, each share issued above 5.0 million will reduce the total shares available under the Plan by four shares.

•	SYSCO’s three-year rolling average annual usage of shares under the Plan may not exceed 1-1/2% of SYSCO’s outstanding stock on the first day of the fiscal year in which grants are being made.

•
Options and/or SARs relating to no more than 750,000 shares may be granted to any individual in any given fiscal year, and all awards other than Options and SARs granted to any individual in any given fiscal year are limited to no more than 250,000 shares.

•
An award of Restricted Stock Units may provide the grantee with the right to receive dividend equivalent payments with respect to stock subject to the award. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

•
The Plan requires stockholder approval in order to: increase the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan), change the class of persons eligible to receive ISOs under the Plan, change the requirements regarding the exercise price of Options or SARs, reprice outstanding awards, grant discounted options or reload stock options, accelerate payment or vesting of any award other than for death, disability or retirement or a change in control, or make any material changes.

•	Options and SARs granted under the Plan will have a maximum term of seven years.

•
Vesting of awards will be determined by the Committee, however, awards will be subject to a minimum ratable vesting period of three years, except for awards conditioned on the attainment of Performance Goals (as defined in the Plan).

•
Option and SAR exercise prices may not be less than fair market value on the date of grant. Fair market value is defined in the Plan to be closing price on the New York Stock Exchange on the trading day prior to grant.

Additional information regarding the Plan can be found on pages 63 through 71 of SYSCO's proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission ("SEC") on September 26, 2007. The Plan is contained in Annex A of the proxy statement and is incorporated herein by reference.

Adoption of the Fourth Amended and Restated SYSCO Corporation Executive Deferred Compensation Plan

On November 8, 2007, the Board of Directors adopted the Fourth Amended and Restated SYSCO Corporation Executive Deferred Compensation Plan (the “EDCP”), which replaces the Third Amended and Restated SYSCO Corporation Executive Deferred Compensation Plan. Each of the officers named below (the “Participating Executive Officers”) is a current participant in the EDCP:

Richard J. Schnieders
Chairman and Chief Executive Officer

Kenneth F. Spitler
President and Chief Operating Officer

William J. DeLaney
Executive Vice President and Chief Financial Officer

Larry J. Accardi
Executive Vice President, Sales

Larry G. Pulliam
Executive Vice President, Global Sourcing and Supply Chain

The amendments reflected by the recent restatement are effective retroactively to January 1, 2005 and apply to all accounts under the EDCP existing on and after January 1, 2005. In addition to certain changes the Company made in response to the issuance of final regulations by the U.S. Department of Treasury under Section 409A of the Internal Revenue Code of 1986, the material amendments to the EDCP achieve the following:

•
Clarify and strengthen the non-compete provisions by extending their duration from two years to five; adding prohibitions against solicitation of customers and employees; eliminating a 60-day cure period; and providing that the document will be governed by Delaware law, which management believes increases the likelihood that the EDCP’s forfeiture provisions will be enforceable;

•	Impose mandatory arbitration in the event of disputes; and

•	Remove the two-year limitations period for making a claim against the company.

Further information concerning the terms and conditions of the EDCP and potential earnings thereunder is contained in the Company’s proxy statement which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2007, under the caption “Compensation Discussion and Analysis - Retirement/Career Incentives -- Nonqualified Deferred Compensation Plan” beginning on page 31, and under the caption “Executive Compensation - Non-Qualified Deferred Compensation” beginning on page 49. All of the above-referenced information set forth in the proxy statement is incorporated by reference into this Form 8-K.

Amendment to the 2004 Mid-Term Incentive Plan

On November 8, 2007, the Compensation Committee (the “Committee”) of the Company’s Board of Directors amended the Company’s 2004 Mid-Term Incentive Plan (formerly the 2004 Long-Term Incentive Cash Plan). The Committee changed the name of the plan to the 2004 Cash Performance Unit Plan (the “CPU Plan”) and made other revisions in response to the issuance of final regulations by the U.S. Department of Treasury under Section 409A of the Internal Revenue Code of 1986. All of the changes are effective retroactively to September 3, 2004 and apply to all currently outstanding awards.

Further information concerning the terms and conditions of the CPU Plan is contained in the Company’s proxy statement which was filed with the SEC on September 26, 2007, under the caption “Compensation Discussion and Analysis - Longer-Term Incentives - Cash Performance Units” beginning on page 29, and under the caption “Executive Compensation - Mid-Term Incentive Plan” beginning on page 39. Information concerning CPU awards for fiscal 2008-2010 is contained in the Company’s current report on Form 8-K which was filed with the SEC on September 24, 2007. The above-referenced information set forth in the 2007 proxy statement and September 24, 2007 8-K is incorporated by reference into this Form 8-K.

Salary Increases for Participating Executive Officers

On November 8, 2007, the Committee approved base salary increases for the Participating Executive Officers, other than Mr. Accardi, who is retiring effective December 31, 2007. As a result of the increases, the new annual base salaries for the Participating Executive Officers, effective January 1, 2008, are as follows:

Name and Title	New Base Salary

Richard J. Schnieders Chairman of the Board and Chief Executive Officer	$1,175,000

Kenneth F. Spitler President and Chief Operating Officer	$730,000

William J. DeLaney Executive Vice President and Chief Financial Officer	$590,000

Larry G. Pulliam Executive Vice President, Global Sourcing and Supply Chain	$560,000

The material elements of the Participating Executive Officers’ compensation packages are more fully described in the Company’s most recently filed proxy statement and subsequent periodic reports.

Stock Option Grants to Key Employees

On November 13, 2007, the Company’s Compensation Committee approved the grant of options to purchase Company common stock to certain key employees, including the Participating Executive Officers, other than Mr. Accardi, who is retiring effective December 31, 2007, under the SYSCO Corporation 2007 Stock Incentive Plan.

The options granted on November 13, 2007 will vest 20% per year beginning November 13, 2008. The exercise price is $33.39 per share, the closing price of the Company’s common stock on the New York Stock Exchange on November 12, 2007, and the expiration date is November 12, 2014. The form of option grant agreement is attached hereto as Exhibit 99.1.

The options were granted to the Participating Executive Officers, other than Mr. Accardi, in the following amounts:
		Number of Shares Underlying Options

Name	Title
Richard J. Schnieders	Chairman of the Board and Chief Executive Officer	140,000
Kenneth F. Spitler	President and Chief Operating Officer	100,000
William J. DeLaney	Executive Vice President and Chief Financial Officer	73,000
Larry G. Pulliam	Executive Vice President, Global Sourcing and Supply Chain	73,000

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

10(a)	SYSCO Corporation 2007 Stock Incentive Plan (incorporated by reference to Annex A of SYSCO's proxy statement filed on Schedule 14A on September 27, 2007).

99.1	Form of 2008 Stock Option Grant Agreement issued to executive officers on November 13, 2007 under the SYSCO Corporation 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION

Date: November 14, 2007	By: /s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel
and Corporate Secretary